Exhibit 99.1
NASDAQ: AGRX 1 NASDAQ: AGRX Agile Therapeutics Corporate Presentation May 2022

NASDAQ: AGRX Forward - Looking Statements Certain information contained in this presentation and other matters discussed today or answers that may be given in response to questions may include “forward - looking statements.” We may, in some cases, use terms such as “predicts,” “believes,” “potential, ” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other wor ds that convey uncertainty of future events or outcomes to identify these forward - looking statements. Our forward - looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties, including statements regarding our ongoing and planned manufacturing and commercialization of Twirla ® , the potential market acceptance and uptake of Twirla ® , including the increasing demand for Twirla, our partnership with Afaxys and its ability to promote growth, our future plans with respect to our debt financing from Perceptive Advisors, our operating expenses, financi al condition, growth and strategies, the length of time that we will be able to continue to fund our operating expenses and capi tal expenditures and our expected financing needs and sources of financing, our ability to maintain compliance with the listing requirements of the Nasdaq Capital Market, regulatory and legislative developments in the United States, and the expected benefits of our marketing and sales distribution strategies generally .. Any or all of the forward - looking statements may turn out to be wrong or be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. These forward - looking statements are subject to risks and uncertainties including risks related to our ability to maintain regulatory approval of T wir la and the labeling under any approval we obtain, the ability of Corium to produce commercial supply in quantities and quality sufficien t t o satisfy market demand for Twirla, our ability to successfully enhance the commercialization and increase the uptake for Twirla, the s ize and growth of the markets for Twirla and our ability to serve those markets, regulatory and legislative developments in the Unite d S tates and foreign countries, our ability to obtain and maintain intellectual property protection for Twirla and our product candida tes , the effects of the ongoing COVID - 19 pandemic on our commercialization efforts, clinical trials, supply chain, operations and the operations of third parties we rely on for services such as manufacturing, marketing support and sales support, as well as on ou r potential customer base, our ability to maintain compliance with the listing requirements of the Nasdaq Capital Market, , and the other risks set forth in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10 - K and ou r Quarterly Reports on Form 10 - Q. These factors could cause actual results and developments to be materially different from those expressed in or implied by such statements. These forward - looking statements are made only as of the date of this presentation a nd the Company undertakes no obligation to publicly update such forward - looking statements to reflect subsequent events or circumstances. 2

NASDAQ: AGRX NASDAQ: AGRX Company Overview 3

NASDAQ: AGRX • Agile Therapeutics ® is a women’s healthcare company dedicated to fulfilling the unmet health needs of today’s women • Commercial - stage company aspiring to build a robust Women’s Health Franchise • Our product and product candidates are designed to offer women more freedom and flexibility through additional contraceptive options • Currently focused on contraception, specifically our first FDA - approved product Twirla ® (levonorgestrel and ethinyl estradiol) transdermal system • Headquartered in Princeton, NJ and senior leadership largely comprised of J&J alumni responsible for the launch of Ortho Evra Who We Are Establish Agile in Contraceptive Market with Twirla ® Become a Contraceptive Market Leader Broaden Women’s Health Portfolio in Areas of Unmet Need 4

NASDAQ: AGRX 5 Agile Therapeutics Outlook Key Elements of Our Investment Thesis 5 We Believe Twirla is Gaining Revenue Momentum • Successive quarters of double - digit growth and demand, which we expect to continue into Q2 2022 Planning Significant Reductions in OPEX Spending • We have reduced OPEX over the past few quarters and plan further reductions in Q2 2022 We have sought out and will continue to explore partnerships and opportunities that leverage our existing infrastructure 1. 2. 3.

NASDAQ: AGRX 6 AGRX Plan to Accelerate Demand (Cycles) and Reduce OPEX* $18.2 $15.8 $13.0 12,849 16,602 21,000 0 5,000 10,000 15,000 20,000 25,000 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 Q4 2021 Q1 2022 Q2 2022 +29.2% +26.2% Total Cycles Dispensed OPEX Cycles Dispensed Reflects All Channels as Reported by Symphony Metys. Q2 cycles reflect an estimate based on our forecast. Actuals may differ.

NASDAQ: AGRX NASDAQ: AGRX Our Product 7

# Twirla® is the first and only birth control patch delivering a low dose of estrogen.[1-5]

## A LOWER ESTROGEN DOSE THAN OTHER CONTRACEPTIVE PATCHES

Twirla delivers 30 mcg of estrogen daily, **the lowest exposure of estrogen in a transdermal contraceptive option.**[2-4]


Twirla

Not actual size.
For illustrative purposes only.

## WOVEN, FLEXIBLE FABRIC

Only Twirla uses **Skinfusion® patch technology** for consistent drug delivery and to help maintain adhesion. Twirla is made with a soft, flexible fabric designed to contour with a woman's body.


skinfusion

## DEMONSTRATED SAFETY PROFILE

In the SECURE Trial, conducted in a large and diverse group of women, **Twirla was found to be a safe and well-tolerated weekly option** in women with a BMI <30 kg/m$^2$ for whom a combined hormonal contraceptive is appropriate.[1,2]

## PURPOSEFULLY INCLUSIVE TRIAL

Efficacy and safety were established in a purposefully inclusive trial that featured a diverse study population, **closely representative of the demographics of women across the US.**[1]

Twirla® is a weekly hormonal birth control patch for women with a body mass index (BMI) less than 30 kg/m$^2$ who can become pregnant. Twirla is less effective in women with a BMI of 25 kg/m$^2$ or more and should not be used in women whose BMI is 30 kg/m$^2$ or more.

**References:** 1. Nelson AL, Kaunitz AM, Kroll R, et al. Efficacy, safety, and tolerability of a levonorgestrel/ethinyl estradiol transdermal delivery system: phase 3 clinical trial results. *Contraception.* 2021;103(3):137-143. 2. Twirla [prescribing information]. Princeton, NJ: Agile Therapeutics, Inc.; 2020. 3. Xulane [prescribing information]. Morgantown, WV: Mylan Pharmaceuticals; 2020. 4. Zafemy [prescribing information]. Bridgewater, NJ: Amneal Pharmaceuticals LLC; 2021. 5. Centers for Disease Control and Prevention. U.S. medical eligibility criteria for contraceptive use, 2016. *MMWR Morb Mortal Wkly Rep.* 2016;65(3):1-104.

Agile THERAPEUTICS NASDAQ: AGRX

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NASDAQ: AGRX NASDAQ: AGRX Twirla: Birth Control Designed to Fit Her Life Weekly. Self - Administered. Just 3 Patches a Month. Stop and take it every day, ideally at the same time each day for at least 21 days each month. During the fourth week of the cycle, she wears no patch and should expect her period. THE DAILY PILL ROUTINE: WITH TWIRLA , SHE CHANGES THE PATCH JUST ONCE A WEEK FOR 3 WEEKS EACH MONTH TWIRLA MAY BE APPLIED TO ONE OF THE FOLLOWING LOCATIONS ON THE SKIN Buttock Abdomen Upper Torso (excluding breasts) 9

NASDAQ: AGRX 10 NASDAQ: AGRX Twirla Performance Update: Building Momentum

NASDAQ: AGRX 11 0 2000 4000 6000 8000 10000 12000 14000 16000 18000 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Twirla Growth Based on Key Performance Metrics (Quarterly) Quarterly Totals Cycles Dispensed Reflects All Channels as Reported by Symphony Metys TRx, NRx, and RRx Reflect Retail - Only Data as Reported by Symphony Metys Cycles Dispensed Total Prescriptions (TRx) New Prescriptions (NRx) Refills (RRx)

NASDAQ: AGRX 12 Twirla Demand Metrics: Q2 2022 is Off to a Strong Start in Retail and Non - Retail Channels 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 Dec '20 Jan '21 Feb '21 Mar '21 Apr '21 May '21 Jun '21 Jul '21 Aug '21 Sep '21 Oct '21 Nov '21 Dec '21 Jan '22 Feb '22 Mar '22 Apr '22 TRx Non-Retail Cycles TRX Cycles (including Non-Retail) Prescription data contained herein is from Symphony Health Solutions. Similar data is available from other sources. Cycles = nu mber of 3 - patch packages dispensed; TRx = total prescriptions dispensed through retail channels; Non - retail = clinics, hospitals, and other entities dispensing prescripti ons direct to patient

NASDAQ: AGRX 13 Reflects Retail - Only Data as Reported by Symphony Metys Cumulative Writers 0 1000 2000 3000 4000 5000 6000 7000 4Q 2020 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Quarterly Totals Growing Number of Twirla Prescribers (Quarterly)

NASDAQ: AGRX 14 NASDAQ: AGRX Business Plan Designed to Grow Twirla

NASDAQ: AGRX 15 Business Plan Execution to Sustain Momentum • In Jan. 2022, co - promotion program launched with Afaxys through their group purchasing organization (GPO) and Afaxys Pharma • GPO provides services to non - retail channel, while Afaxys Pharma gains potential access to over 25,000 accounts, including college/university health centers and Planned Parenthoods • Agile believes Afaxys alliance can drive non - retail growth and expects to see contribution from this channel ramp up throughout 2022 • Agile has placed targeted focus on California, the largest U.S. market for contraceptives, through preferred positioning on Medi - Cal formulary • California is also the largest Medicaid program in the U.S. and one - third of the existing contraceptive patch market comes from Medicaid • Medi - Cal provides healthcare to approximately 15 million beneficiaries, and with Twirla now active on the Medi - Cal formulary, increasing Twirla awareness and adoption in California is a priority

NASDAQ: AGRX 16 Introducing the Twirla Connected TV (CTV) Commercial Refined Consumer Target Audience to Maximize Impact: Initial Phase of Regional Strategy Covered an estimated 41 - 45% of W18 - 24 Across the Country

NASDAQ: AGRX 17 NASDAQ: AGRX Update on Affordable Care Act and Reimbursement

NASDAQ: AGRX Government Scrutiny on Compliance with Contraceptive Mandate As plans begin to evaluate their practices to comply with requirements, access to newer contraceptives expected to improve

NASDAQ: AGRX 19 NASDAQ: AGRX Financial Update & Outlook

NASDAQ: AGRX 20 Guidance & Recent Financial Results Net Revenue: In the first quarter 2022, the Company reported net product sales revenue of $1.8 million. Total Operating E xpenses: Total operating expenses were $15.8 million for the first quarter of 2022. The Company plans to continue to optimize its cash by engaging in targeted, focused spending in support of growing Twirla, while seeking reductions in other areas of its operations. Cash and Cash E quivalents: As of March 31, 2022, the Company had $3.7 million of cash and cash equivalents. On April 8, 2022, the Company received $4.7 million of proceeds from the sale of net operating losses under the state of New Jersey’s Technology Business Tax Certificate Transfer Program. Second Quarter 2022 Guidance Total Cycles: We expect Total Cycles in Second Quarter 2022 to be in the range of 20,000 to 22,000 - representing approximately 21% to 33% quarter - on - quarter growth. Total Operating Expenses: We expect Operating Expense spending in Second Quarter 2022 to be in the range of $12.5 million to $13.5 million - representing approximately 15% to 21% quarter - on - quarter reduction in OPEX. First Quarter 2022 Financial Results

NASDAQ: AGRX 21 Update on Financing Plan 4 1. 2. 3. Work Down Debt Facility with Perceptive Advisors • In Jan. 2022, Company paid back $5M to Perceptive, reducing outstanding debt to $15M • Company plans to make additional payment of $5M in exchange for relief on financial covenants Regain Compliance with Nasdaq • The Company’s stock is now trading above the minimum bid requirement and was notified by Nasdaq on May 11, 2022 that it had regained compliance Raise Additional Capital • Company plans to remain flexible and will continue to evaluate all financing options, including recently - established ATM and further equity offerings

NASDAQ: AGRX NASDAQ: AGRX Commitment to Enhancing Shareholder Value The Company believes that building a U.S. women’s health franchise on the foundation of Twirla’s commercial success can enhance value for our shareholders. A successful launch of Twirla is our primary focus. We have sought out and will continue to explore partnerships and opportunities that leverage our existing infrastructure: • Evaluation of our internal pipeline candidates will continue in 2022 • Explore potential acquisition of new assets to expand our reach in women’s health Beyond Twirla, opportunities include: 22 • Co - promotion within the U.S. • Partnerships outside of the U.S. • Other opportunities that will enhance shareholder value

NASDAQ: AGRX 23 Agile Therapeutics Outlook Key Elements of Our Investment Thesis 23 We Believe Twirla is Gaining Revenue Momentum • Successive quarters of double - digit growth and demand, which we expect to continue into Q2 2022 Planning Significant Reductions in OPEX Spending • We have reduced OPEX over the past few quarters and plan further reductions in Q2 2022 We have sought out and will continue to explore partnerships and opportunities that leverage our existing infrastructure 1. 2. 3.

NASDAQ: AGRX NASDAQ: AGRX Continue To Follow Along Agile Therapeutics • Website : www.agiletherapeutics.com • Twitter : @AgileTher • LinkedIn : @Agile Therapeutics Twirla • Website : www.twirla.com • Instagram : @twirla_us • Facebook : Twirla ® (levonorgestrel and ethinyl estradiol) transdermal system Investor Contact Matt Riley Head of Investor Relations & Corporate Communications mriley@agiletherapeutics.com Click Here to View a Snapshot of Our Twirla Consumer Advertising or visit: www.agiletherapeutics.com/our - product/ 24